UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 6, 2006
CKE RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11313	33-0602639

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6307 Carpinteria Ave., Ste. A, Carpinteria, California		93013

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (805) 745-7500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On October 6, 2006, the Company issued a press release announcing that the Board of Directors has declined to accept Mr. Matthew Goldfarb’s tendered resignation from the Board of Directors. The press release is attached hereto as Exhibit 99.1, and is hereby incorporated by reference. This information, including Exhibit 99.1, shall be deemed to be “furnished” in accordance with SEC release numbers 33-8216 and 34-47583.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits:
          99.1 Press release, dated October 6, 2006, issued by CKE Restaurants, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKE RESTAURANTS, INC.
Date: October 10, 2006	/s/ Theodore Abajian
Theodore Abajian
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 6, 2006, issued by CKE Restaurants, Inc.